EXHIBIT 99.1

                  MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of June 22, 2006, between Bank of America, N.A., as seller (the "Seller" or ("Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans transferred by Bank of America to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser and (iii) certain mortgage loans transferred by Bank of America to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Barclays Capital Inc. ("BCI"), Goldman, Sachs & Co. ("Goldman"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Greenwich Capital Markets, Inc. ("Greenwich" and, collectively with BAS, Bear Stearns, BCI, Goldman and Morgan Stanley, the "Underwriters") pursuant to an underwriting agreement, dated as of June 22, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Registered Certificates") to BAS, Bear Stearns and BCI, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of June 12, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS, Bear Stearns and BCI. The Registered Certificates are more fully described in the prospectus dated June 12, 2006 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated June 12, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Registered Certificates are more fully described in a private placement memorandum, dated June 12, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of June 22, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date (including the Interest Deposit Amount) and which amount shall be payable on or about June 22, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            Notwithstanding the foregoing, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of November 6, 2006, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte Touche Tohmatsu (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, NC1-007-20-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, NC1-007-20-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, N.A.

                                       By: /s/ Stephen L. Hogue
                                          --------------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.

                                       By: /s/ John S. Palmer
                                          --------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I


                             MORTGAGE LOAN SCHEDULE

Sequence    Loan Number    Loan Seller    Property Name
--------    -----------    -----------    ------------------------------------------------------
       1        3400002    BofA           181 West Madison Street
       2        3219704    BofA           Eastland Mall
       3          59264    BofA           Desert Passage

     4.1          59814    BofA           Carson Pirie Scott - Wilmette
     4.2          59814    BofA           Herberger's - Roseville
     4.3          59814    BofA           Younkers - Grandville
     4.4          59814    BofA           Carson Pirie Scott - Vernon Hills
     4.5          59814    BofA           Boston Store - Racine
     4.6          59814    BofA           Younkers - Des Moines
     4.7          59814    BofA           Herberger's - Saint Cloud
     4.8          59814    BofA           Carson Pirie Scott - West Dundee
     4.9          59814    BofA           Younkers - Duluth
     4.1          59814    BofA           Bergner's - Springfield
    4.11          59814    BofA           Younkers - West Des Moines
    4.12          59814    BofA           Younkers - Coralville
       4          59814    BofA           Bon-Ton Department Stores Portfolio (Rollup)

       5          59729    BofA           150 East 52nd Street
       7        3400081    BofA           Faneuil Hall
       8        3400077    BofA           Savannah Marriott
      10          59816    BofA           Dominion Tower
      11          59603    BofA           Sports Club LA
      12          59711    BofA           2 Rockledge Centre
      13          59147    BofA           277 Park Avenue
      14        3219706    BofA           Valley Mall
      15          59807    BofA           Lakewood City Commons
      17          17917    BofA           Peachtree Street Office
      18          59741    BofA           Belk Headquarters
      20          58693    BofA           Laguna Gateway Phase II
      21          59736    BofA           Summit at Madison Park

    22.1          59666    BofA           Sherwood Apartments
    22.2          59666    BofA           Winding Wood Apartments
      22          59666    BofA           Sherwood Apartments & Winding Wood Apartments (Rollup)

      23          59820    BofA           The Junction
      29          59740    BofA           THQ Headquarters
      30          59570    BofA           Courtyard by Marriott Nashville
      31          59790    BofA           Northpointe Office Building
      32        3400063    BofA           East Lansing Marriott
      33          59760    BofA           Cooper House
      34          58608    BofA           Columbia Trails Apartments
      35          59724    BofA           Anaheim Desert Palms Hotel & Suites
      36          59779    BofA           361 Newbury Street
      38          58148    BofA           Twin City Town Center
      40          59727    BofA           Fortunoffs of Paramus
      42          59664    BofA           Parkway Woods

    43.1          17801    BofA           Brookfield
    43.2          17801    BofA           Pelham at Hyland
      43          17801    BofA           Brookfield-Pelham (Rollup)

      44          59266    BofA           Falcon Gateway
      45          58607    BofA           Avalon Apartments
      46          59723    BofA           Anaheim Desert Inn & Suites
      47          59614    BofA           Heritage Marketplace
      49          59083    BofA           Summerfield Crossings (9)
      50          59434    BofA           Ford - Princeton Park
      51          59668    BofA           North Broadway Plaza
      52          59749    BofA           841-853 Broadway
      54          10289    BofA           Carib Villas
      55          59803    BofA           National Association of Letter Carriers Building
      57          59647    BofA           250 Park Avenue South
      58          59721    BofA           Myles Standish Plaza

      61          59781    BofA           Hoods Crossroads
      62          59782    BofA           Long Shoals
                                          Subtotal Crossed Loans

      63          17438    BofA           Freehold Business Park
      64          59748    BofA           160 East 84th Street
      65          17160    BofA           Gateway Retail Center
      66          59810    BofA           Point 360 Media Center
      68          17465    BofA           Arden Medical Office Building

    69.1          59649    BofA           Raymond Apartments - 1700 Hinman
    69.2          59649    BofA           Raymond Apartments - 1740 Hinman Ave
    69.3          59649    BofA           Raymond Apartments - 2114 Central Street
      69          59649    BofA           Raymond Apartments (Rollup)
      70          59648    BofA           Raymond - 222 Northfield Rd
                                          Subtotal Crossed Loans

      71          13139    BofA           Greenhouse Square

      73          17886    BofA           Solon Place Apartment Homes
      74          17890    BofA           Kaufman Place
                                          Subtotal Crossed Loans

      76          16072    BofA           Titan Facility
      77          17742    BofA           FedEx Warehouse Building
      78          14875    BofA           Parkway Medical Center
      81          14954    BofA           Eastland Communities

    82.1          59467    BofA           Manthey Road-Sterling - College Plaza
    82.2          59467    BofA           Manthey Road-Sterling - Manteca Plaza
    82.3          59467    BofA           Manthey Road-Sterling - Weston Ranch Pads
      82          59467    BofA           Manthey Road-Sterling (Rollup)

      83           9633    BofA           Chelsea Lane Apartments
      85          17824    BofA           GE Warehouse Building
      86          17821    BofA           Donnelly Gardens
      87          59733    BofA           Crossroads - TJ Maxx

      88          59202    BofA           Marriott Residence Inn-Troy
      89          59203    BofA           Marriott Fairfield Inn Suites-Troy
                                          Subtotal Crossed Loans

      92          15779    BofA           River Oaks

      95          59352    BofA           100 Route 59
      97          59667    BofA           Bank of America at Avenue U
      98          59651    BofA           Walgreens - Dallas

      99          15830    BofA           Northway Shopping Center
     100          16734    BofA           Centro Cubano Shopping Center
                                          Subtotal Crossed Loans

     101          59642    BofA           Atlas Self Storage
     102          59778    BofA           Club at Lake Jackson Apartments
     103          59788    BofA           East Brooke Commons
     104          59705    BofA           Ridgewood Apartments
     105          59720    BofA           University Club Apartments
     108          16366    BofA           Cousteau Place
     109          15599    BofA           High Pointe 2
     111          14233    BofA           Broadway Festival Plaza
     113          59732    BofA           Crossroads - Linens N Things
     115          17207    BofA           Lockaway Storage-Riverside
     116          59734    BofA           Crossroads - Best Buy
     117          14898    BofA           Alico Storage
     120          16886    BofA           Emily Drive Retail
     122          15908    BofA           Miramar Galleria
     123          59482    BofA           TGI Friday's Plaza
     124          59730    BofA           Crossroads - Staples
     125          17935    BofA           Regency Plaza Central Ave.
     127          16949    BofA           Venture Plaza Apartments
     128          16980    BofA           Cranberry Business Center
     129          14237    BofA           Archer and Central Plaza
     130          59731    BofA           Crossroads - PetSmart
     132          59693    BofA           North Broadway Retail Center
     133          17989    BofA           Broadmoor Trotwood
     136          17648    BofA           North Wake Mini Storage
     137          17447    BofA           Sutton Street
     138          16300    BofA           Westgate Self Storage
     141          18072    BofA           Heathrow Center
     143          18045    BofA           National Storage Center-Vancouver
     144          59709    BofA           Gresham Mini Storage
     146          16548    BofA           Thomas Grace Plaza
     147          17816    BofA           Clearwater Self Storage
     148          59656    BofA           West Park Apartments & Self-Storage
     150          16498    BofA           Windmill Center
     151          17997    BofA           Super Storage
     152          17505    BofA           University Woods Apartments
     153          17749    BofA           Novi Industrial
     154          17897    BofA           Secured Storage Vegas
     155          17750    BofA           Discount Mini Storage North
     156          16858    BofA           Kendall Square Mall
     157          17326    BofA           Oak Meadows Apartments
     158          14800    BofA           The Shops on Sedona Row
     159          17124    BofA           Suffolk Tower
     160          17779    BofA           Sovereign Bank-Newington
                                          Totals

Sequence   Street Address
--------   ----------------------------------------------------------------------------------------------------
       1   181 West Madison Street
       2   800 North Green River Road
       3   3663 Las Vegas Boulevard South

     4.1   3200 Lake Avenue
     4.2   600 Rosedale Shopping Center
     4.3   3668 Rivertown Parkway
     4.4   3 Hawthorne Center
     4.5   5500 Durand Avenue
     4.6   3800 Merle Hay Road
     4.7   600 West Saint Germain Street
     4.8   4000 Spring Hill Mall
     4.9   1600 Miller Trunk Highway
     4.1   2501 Wabash Avenue
    4.11   101 Jordan Creek Parkway
    4.12   1421 Coral Ridge Avenue
       4   Various

       5   150 East 52nd Street
       7   4 South Market Building
       8   100 General McIntosh Boulevard
      10   999 Waterside Drive
      11   1835 South Sepulveda Boulevard
      12   6701 Rockledge Drive
      13   277 Park Avenue
      14   1925 East Market Street
      15   355-489 South Wadsworth Boulevard, 7650-7700 West Virginia Avenue, and 7740-7986 West Alameda Avenue
      17   260 Peachtree Street
      18   2801 West Tyvola Road
      20   8211 - 8265 Laguna Boulevard
      21   2211 East Madison Street

    22.1   1410 Johnston Drive and 1805-1863 Schoenersville Road
    22.2   1520 Irene Street
      22   Various

      23   40020, 40032 & 40080 Highway 49
      29   29903 Agoura Road
      30   1901 West End Avenue
      31   15621, 15641, 15661 Red Hill Avenue
      32   300 M.A.C. Avenue
      33   110 Cooper Street
      34   1112 NW 15th Street
      35   631 West Katella
      36   361 Newbury Street
      38   1441 NW Louisiana Avenue
      40   150 Route 17 North
      42   12801 Fair Lakes Parkway

    43.1   400 Brookfield Parkway
    43.2   7001, 7003 and 7005 Pelham Road
      43   Various

      44   4425-4545 McKellips Road
      45   20300 SE Morrison Terrace
      46   1600 South Harbor Boulevard
      47   28007, 28023, 28031, 28039, 28047 & 28055 Scott Road
      49   13154 U.S. Highway 301
      50   100 County Road West
      51   1822-1876 N. Broadway
      52   841-853 Broadway
      54   11105 SW 200th Street
      55   20547 Waverly Court
      57   250 Park Avenue South
      58   127 Samoset Street

      61   3501 - 3607 Matthews-Mint Hill Road
      62   6 Long Shoals Road

      63   32 Asbury Avenue
      64   160 East 84th Street
      65   2500 Gateway Center Boulevard
      66   2701 Media Center Drive
      68   435 Arden Avenue

    69.1   1700 Hinman Ave
    69.2   1740 Hinman Ave
    69.3   2114 Central Street
      69   Various
      70   222 Northfield Road

      71   16040-16220 SE 82nd Avenue

      73   1000 Solon Place Way
      74   2000 North Kaufman Street

      76   2700-2800 Merced Street and 1850 Fairway Drive
      77   2800 Earhart Court
      78   300 East Boyd Avenue
      81   1158-1276, 1286-1308, 1318-1340, 1346-1368, 1372-1394 (even #'s only) Hammon Avenue

    82.1   2160 E. Pacheco Boulevard
    82.2   1437 Historical Plaza Way
    82.3   520 Carolyn Weston Blvd & 3408 Manthey Rd
      82   Various

      83   8039 Boone Road
      85   10270 St. Rita Lane
      86   1295 Donnelly Avenue SW
      87   2270 South Bradley Road

      88   87 Troy Town Drive
      89   83 Troy Town Drive

      92   6171 Bert Kouns Industrial Loop

      95   100 Route 59
      97   2016-2022 Avenue U
      98   5201 Beltline Road

      99   14900 NW 7th Avenue
     100   1101 NW 22 Avenue

     101   4511 Riviera Shores Street
     102   5001 Lake Front Drive
     103   22301-22661 Gratiot Avenue
     104   12008 Middleground Road
     105   2807 Pearl Street
     108   255, 267 & 279 Cousteau Place
     109   627 - 644 Highpoint Drive
     111   5300 North Broadway
     113   2240 South Bradley Road
     115   749 North Main Street
     116   2326 South Bradley Road
     117   7600 Alico Road
     120   210 Emily Drive
     122   7122-7128 Miramar Rd
     123   620 Scranton Carbondale Highway
     124   2170 South Bradley Road
     125   6710 West Central Avenue
     127   12110 East Burnside
     128   3104 Unionville Road
     129   5889 - 5915 Archer Avenue
     130   2306 South Bradley Road
     132   1760-1840 North Broadway
     133   400 Burman Avenue
     136   820 S. Main Street and 10306 Ligon Mill Road
     137   100-120 Sutton St.
     138   3627 Secor Road
     141   7411 & 7421 Heathrow Way
     143   5820 NE 8th Court
     144   2660 Northwest Division Street
     146   3500 Highway 34
     147   18524 US Highway 19 North
     148   3204-3212 Mt. Vernon Avenue and 3188 Droll Avenue
     150   2222 Meridian Avenue East
     151   6637 Van Buren Boulevard
     152   2513 S. 3rd Street
     153   46555 Humboldt Drive
     154   2608 Losee Road
     155   4105 West Hillsborough Avenue
     156   13710-13730 SW 88 Street
     157   1901 Centenary Boulevard
     158   8101 San Pedro Drive NE
     159   177-185 North Main Street
     160   3237 Berlin Turnpike

Sequence   City                 State     Zip Code   Mortgage Rate(1)     Amortization Basis(2)    Original Balance
--------   ------------------   -------   --------   -----------------    ----------------------   ----------------
       1   Chicago              IL           60602               6.033%   Actual/360                   $206,000,000
       2   Evansville           IN           47715               5.794%   Actual/360                   $168,000,000
       3   Las Vegas            NV           89109               5.464%   Actual/360                   $131,883,333

     4.1   Wilmette             IL           60091                                                      $16,990,000
     4.2   Roseville            MN           55113                                                      $15,323,000
     4.3   Grandville           MI           49418                                                      $13,020,000
     4.4   Vernon Hills         IL           60061                                                      $11,433,000
     4.5   Racine               WI           53406                                                      $10,798,000
     4.6   Des Moines           IA           50310                                                      $10,480,000
     4.7   Saint Cloud          MN           56301                                                      $10,115,000
     4.8   West Dundee          IL           60118                                                      $10,083,000
     4.9   Duluth               MN           55811                                                      $10,004,000
     4.1   Springfield          IL           62704                                                       $7,860,000
    4.11   West Des Moines      IA           50266                                                       $7,066,000
    4.12   Coralville           IA           52241                                                       $6,828,000
       4   Various              Various   Various                6.213%   Actual/360                   $130,000,000

       5   New York             NY           10022               5.819%   Actual/360                   $100,000,000
       7   Boston               MA           02109               5.570%   Actual/360                    $98,000,000
       8   Savannah             GA           31401               6.232%   Actual/360                    $82,725,000
      10   Norfolk              VA           23510               5.894%   Actual/360                    $63,650,000
      11   Los Angeles          CA           90025               6.480%   Actual/360                    $60,000,000
      12   Bethesda             MD           20817               5.382%   Actual/360                    $54,600,000
      13   New York             NY           10172               4.495%   Actual/360                    $50,000,000
      14   Harrisonburg         VA           22801               5.834%   Actual/360                    $47,500,000
      15   Lakewood             CO           80226               5.950%   Actual/360                    $42,500,000
      17   Atlanta              GA           30303               5.871%   Actual/360                    $40,000,000
      18   Charlotte            NC           28217               5.591%   30/360                        $34,645,000
      20   Elk Grove            CA           95758               5.063%   Actual/360                    $34,000,000
      21   Seattle              WA           98112               5.580%   Actual/360                    $29,000,000

    22.1   Bethlehem            PA           18017                                                      $20,635,514
    22.2   Bethlehem            PA           18017                                                       $6,964,486
      22   Bethlehem            PA           18017               5.603%   Actual/360                    $27,600,000

      23   Oakhurst             CA           93644               5.966%   Actual/360                    $27,150,000
      29   Agoura Hills         CA           91301               5.908%   Actual/360                    $22,313,077
      30   Nashville            TN           37203               5.824%   Actual/360                    $20,580,000
      31   Tustin               CA           92780               5.984%   Actual/360                    $19,640,000
      32   East Lansing         MI           48823               6.252%   Actual/360                    $18,825,000
      33   Santa Cruz           CA           95060               5.679%   Actual/360                    $18,500,000
      34   Gresham              OR           97030               5.000%   Actual/360                    $18,000,000
      35   Anaheim              CA           92802               5.546%   Actual/360                    $16,760,000
      36   Boston               MA           02115               5.652%   Actual/360                    $16,000,000
      38   Chehalis             WA           98532               5.555%   Actual/360                    $15,000,000
      40   Paramus              NJ           07652               5.748%   Actual/360                    $14,000,000
      42   Fairfax              VA           22033               5.576%   Actual/360                    $13,517,560

    43.1   Mauldin              SC           29607                                                       $6,566,857
    43.2   Greenville           SC           29615                                                       $6,433,143
      43   Various              SC        Various                5.759%   Actual/360                    $13,000,000

      44   Mesa                 AZ           85215               5.388%   Actual/360                    $13,000,000
      45   Gresham              OR           97030               5.000%   Actual/360                    $13,000,000
      46   Anaheim              CA           92802               5.546%   Actual/360                    $12,750,000
      47   Murrieta             CA           92563               6.080%   Actual/360                    $12,588,207
      49   Riverview            FL           33569               5.293%   Actual/360                    $12,400,000
      50   Princeton            IN           47670               5.688%   Actual/360                    $11,057,986
      51   Santa Maria          CA           93454               5.622%   Actual/360                    $11,000,000
      52   New York             NY           10003               5.553%   Actual/360                    $11,000,000
      54   Miami                FL           33157               6.130%   Actual/360                    $10,369,000
      55   Ashburn              VA           20147               6.112%   Actual/360                    $10,250,000
      57   New York             NY           10003               5.424%   Actual/360                    $10,000,000
      58   Plymouth             MA           02360               5.490%   Actual/360                    $10,000,000

      61   Mint Hill            NC           28105               5.932%   Actual/360                     $6,840,000
      62   Arden                NC           28704               5.932%   Actual/360                     $3,100,000
                                                                                                         $9,940,000

      63   Freehold             NJ           07728               6.048%   Actual/360                     $9,922,000
      64   New York             NY           10028               5.553%   Actual/360                     $9,000,000
      65   Federal Way          WA           98003               5.812%   Actual/360                     $9,000,000
      66   Los Angeles          CA           90065               5.887%   Actual/360                     $8,520,000
      68   Glendale             CA           91203               5.833%   Actual/360                     $8,500,000

    69.1   Evanston             IL           60201                                                       $3,639,781
    69.2   Evanston             IL           60201                                                       $2,893,776
    69.3   Evanston             IL           60201                                                       $1,281,443
      69   Evanston             IL           60201               5.599%   Actual/360                     $7,815,000
      70   Northfield           IL           60093               5.719%   Actual/360                       $565,000
                                                                                                         $8,380,000

      71   Clackamas            OR           97015               5.288%   Actual/360                     $8,400,000

      73   Waxahachie           TX           75165               6.237%   Actual/360                     $6,170,000
      74   Ennis                TX           75119               6.237%   Actual/360                     $1,775,000
                                                                                                         $7,945,000

      76   San Leandro          CA           94577               5.950%   Actual/360                     $7,769,400
      77   Hebron               KY           41048               5.781%   Actual/360                     $7,680,000
      78   Greenfield           IN           46140               5.709%   Actual/360                     $7,600,000
      81   Ephrata              PA           17522               6.205%   Actual/360                     $7,100,000

    82.1   Los Banos            CA           93635                                                       $3,318,884
    82.2   Manteca              CA           95336                                                       $2,099,016
    82.3   Stockton             CA           95206                                                       $1,632,100
      82   Various              CA        Various                5.517%   Actual/360                     $7,050,000

      83   Houston              TX           77072               5.887%   Actual/360                     $7,000,000
      85   Evendale             OH           45215               5.768%   Actual/360                     $6,730,000
      86   Atlanta              GA           30310               5.797%   Actual/360                     $6,560,000
      87   Santa Maria          CA           93455               5.680%   Actual/360                     $6,380,000

      88   Troy                 OH           45373               6.094%   Actual/360                     $4,055,365
      89   Troy                 OH           45373               6.094%   Actual/360                     $2,221,442
                                                                                                         $6,276,807

      92   Shreveport           LA           71129               5.656%   Actual/360                     $6,116,000

      95   Suffern              NY           10901               6.111%   Actual/360                     $5,682,409
      97   Brooklyn             NY           11229               5.485%   Actual/360                     $5,400,000
      98   Dallas               TX           75254               5.655%   Actual/360                     $5,350,000

      99   Miami                FL           33168               5.808%   Actual/360                     $3,300,000
     100   Miami                FL           33125               5.808%   Actual/360                     $2,000,000
                                                                                                         $5,300,000

     101   San Diego            CA           92154               5.606%   Actual/360                     $5,285,000
     102   Tallahassee          FL           32303               5.700%   Actual/360                     $5,200,000
     103   Eastpointe           MI           48021               5.367%   Actual/360                     $5,200,000
     104   Savannah             GA           31419               5.785%   Actual/360                     $5,175,000
     105   Nacogdoches          TX           75965               5.754%   Actual/360                     $5,120,000
     108   Davis                CA           95616               5.883%   Actual/360                     $5,000,000
     109   Allegan              MI           49010               5.347%   Actual/360                     $4,950,000
     111   Chicago              IL           60640               5.891%   Actual/360                     $4,685,000
     113   Santa Maria          CA           93455               5.680%   Actual/360                     $4,450,000
     115   Riverside            CA           92501               6.009%   Actual/360                     $4,310,000
     116   Santa Maria          CA           93455               5.680%   Actual/360                     $4,270,000
     117   Fort Myers           FL           33912               6.053%   Actual/360                     $4,230,000
     120   Clarksburg           WV           26301               5.866%   Actual/360                     $4,175,000
     122   San Diego            CA           92121               5.816%   Actual/360                     $4,000,000
     123   Dickson City         PA           18519               5.645%   Actual/360                     $3,640,000
     124   Santa Maria          CA           93455               5.680%   Actual/360                     $3,600,000
     125   Sylvania             OH           43617               5.845%   Actual/360                     $3,500,000
     127   Portland             OR           97216               5.675%   Actual/360                     $3,465,113
     128   Cranberry Township   PA           16066               5.760%   Actual/360                     $3,410,000
     129   Chicago              IL           60638               6.051%   Actual/360                     $3,310,000
     130   Santa Maria          CA           93455               5.680%   Actual/360                     $3,300,000
     132   Walnut Creek         CA           94596               5.612%   Actual/360                     $3,200,000
     133   Trotwood             OH           45426               5.927%   Actual/360                     $3,120,000
     136   Wake Forest          NC           27587               5.913%   Actual/360                     $3,000,000
     137   Brooklyn             NY           11222               5.813%   Actual/360                     $3,000,000
     138   Toledo               OH           43606               5.733%   Actual/360                     $3,000,000
     141   Indianapolis         IN           46241               6.113%   Actual/360                     $2,680,000
     143   Vancouver            WA           98665               5.977%   Actual/360                     $2,650,000
     144   Gresham              OR           97030               6.217%   Actual/360                     $2,600,000
     146   Sharpsburg           GA           30277               6.171%   Actual/360                     $2,535,000
     147   Clearwater           FL           33764               5.761%   Actual/360                     $2,500,000
     148   Evansville           IN           47720               5.830%   Actual/360                     $2,500,000
     150   Edgewood             WA           98371               5.723%   Actual/360                     $2,400,000
     151   Riverside            CA           92503               6.028%   Actual/360                     $2,200,000
     152   Waco                 TX           76706               5.961%   Actual/360                     $2,036,000
     153   Novi                 MI           48377               6.096%   Actual/360                     $2,030,000
     154   North Las Vegas      NV           89030               5.978%   Actual/360                     $2,000,000
     155   Tampa                FL           33614               5.759%   Actual/360                     $2,000,000
     156   Miami                FL           33186               5.585%   Actual/360                     $2,000,000
     157   Shreveport           LA           71101               6.110%   Actual/360                     $1,705,000
     158   Albuquerque          NM           87113               6.454%   Actual/360                     $1,555,000
     159   Suffolk              VA           23434               6.277%   Actual/360                     $1,380,000
     160   Newington            CT           06111               5.816%   Actual/360                     $1,100,000

                                  Remaining Term To
Sequence   Cut-off Date Balance   Stated Maturity (months)   Stated Maturity Date   Due Date
--------   --------------------   ------------------------   --------------------   --------
       1           $206,000,000                        119   5/1/2016               1st
       2           $168,000,000                        120   6/1/2016               1st
       3           $131,883,333                        113   11/1/2015              1st

     4.1            $16,945,354
     4.2            $15,282,734
     4.3            $12,985,786
     4.4            $11,402,956
     4.5            $10,769,625
     4.6            $10,452,461
     4.7            $10,088,420
     4.8            $10,056,504
     4.9             $9,977,711
     4.1             $7,839,345
    4.11             $7,047,432
    4.12             $6,810,057
       4           $129,658,386                        118   4/1/2016               1st

       5           $100,000,000                        118   4/1/2016               1st
       7            $97,802,947                         82   4/1/2013               1st
       8            $82,725,000                        120   6/1/2016               1st
      10            $63,650,000                        119   5/1/2016               1st
      11            $59,675,588                        116   2/1/2016               1st
      12            $54,600,000                        109   7/1/2015               1st
      13            $50,000,000                        112   10/1/2015              1st
      14            $47,500,000                        120   6/1/2016               1st
      15            $42,500,000                        143   5/1/2018               1st
      17            $40,000,000                        120   6/1/2016               1st
      18            $34,645,000                        118   4/1/2016               1st
      20            $33,570,735                        109   7/1/2015               1st
      21            $28,973,228                        119   5/1/2016               1st

    22.1            $20,635,514
    22.2             $6,964,486
      22            $27,600,000                        118   4/1/2016               1st

      23            $27,150,000                        120   6/1/2016               1st
      29            $22,294,132                        119   5/1/2016               1st
      30            $20,540,849                        118   4/1/2016               1st
      31            $19,640,000                        118   4/1/2016               1st
      32            $18,825,000                        120   6/1/2016               1st
      33            $18,500,000                        118   4/1/2016               1st
      34            $17,893,443                        103   1/1/2015               1st
      35            $16,726,122                        118   4/1/2016               1st
      36            $15,985,494                        119   5/1/2016               1st
      38            $14,865,076                        111   9/1/2015               1st
      40            $13,981,237                        119   5/1/2016               1st
      42            $13,517,560                        118   4/1/2016               1st

    43.1             $6,566,857
    43.2             $6,433,143
      43            $13,000,000                        116   2/1/2016               1st

      44            $13,000,000                        112   10/1/2015              1st
      45            $12,923,042                        103   1/1/2015               1st
      46            $12,724,228                        118   4/1/2016               1st
      47            $12,588,207                        119   5/1/2016               1st
      49            $12,400,000                        117   3/1/2016               1st
      50            $11,026,282                         81   3/1/2013               1st
      51            $11,000,000                        117   3/1/2016               1st
      52            $11,000,000                        118   4/1/2016               1st
      54            $10,360,697                        119   5/1/2016               1st
      55            $10,250,000                        119   5/1/2016               1st
      57            $10,000,000                        116   2/1/2016               1st
      58            $10,000,000                        118   4/1/2016               1st

      61             $6,834,229                        119   5/1/2016               1st
      62             $3,097,384                        119   5/1/2016               1st
                     $9,931,613

      63             $9,913,880                        119   5/1/2016               1st
      64             $9,000,000                        118   4/1/2016               1st
      65             $8,974,922                        117   3/1/2016               1st
      66             $8,520,000                        118   4/1/2016               1st
      68             $8,476,431                        117   3/1/2016               1st

    69.1             $3,639,781
    69.2             $2,893,776
    69.3             $1,281,443
      69             $7,815,000                        117   3/1/2016               1st
      70               $565,000                        117   3/1/2016               1st
                     $8,380,000

      71             $8,334,624                        113   11/1/2015              1st

      73             $6,165,200                        119   5/1/2016               1st
      74             $1,772,838                        119   5/1/2016               1st
                     $7,938,038

      76             $7,769,400                        117   3/1/2016               1st
      77             $7,680,000                        119   5/1/2016               1st
      78             $7,567,755                         92   2/1/2014               1st
      81             $7,094,428                        119   5/1/2016               1st

    82.1             $3,318,884
    82.2             $2,099,016
    82.3             $1,632,100
      82             $7,050,000                        115   1/1/2016               1st

      83             $6,986,868                        118   4/1/2016               1st
      85             $6,730,000                        119   5/1/2016               1st
      86             $6,547,446                        118   4/1/2016               1st
      87             $6,367,473                        118   4/1/2016               1st

      88             $4,052,086                        119   5/1/2016               1st
      89             $2,219,646                        119   5/1/2016               1st
                     $6,271,732

      92             $6,116,000                        115   1/1/2016               1st

      95             $5,682,409                        120   6/1/2016               1st
      97             $5,400,000                        116   2/1/2016               1st
      98             $5,327,070                        116   2/1/2016               1st

      99             $3,293,700                        118   4/1/2016               1st
     100             $1,996,182                        118   4/1/2016               1st
                     $5,289,882

     101             $5,269,562                        117   3/1/2016               1st
     102             $5,200,000                        119   5/1/2016               1st
     103             $5,188,652                        119   5/1/2016               1st
     104             $5,153,355                        116   2/1/2016               1st
     105             $5,115,477                        119   5/1/2016               1st
     108             $4,990,611                        118   4/1/2016               1st
     109             $4,917,653                        114   12/1/2015              1st
     111             $4,672,183                         81   3/1/2013               1st
     113             $4,441,263                        118   4/1/2016               1st
     115             $4,310,000                        118   4/1/2016               1st
     116             $4,261,616                        118   4/1/2016               1st
     117             $4,230,000                        118   4/1/2016               1st
     120             $4,157,802                        116   2/1/2016               1st
     122             $3,992,377                        118   4/1/2016               1st
     123             $3,640,000                        116   2/1/2016               1st
     124             $3,592,932                        118   4/1/2016               1st
     125             $3,493,373                        118   4/1/2016               1st
     127             $3,455,149                        117   3/1/2016               1st
     128             $3,410,000                        116   2/1/2016               1st
     129             $3,301,279                         81   3/1/2013               1st
     130             $3,293,521                        118   4/1/2016               1st
     132             $3,179,148                        117   3/1/2016               1st
     133             $3,114,198                        118   4/1/2016               1st
     136             $3,000,000                        118   4/1/2016               1st
     137             $2,987,518                        116   2/1/2016               1st
     138             $2,981,818                        116   2/1/2016               1st
     141             $2,675,220                        118   4/1/2016               1st
     143             $2,645,127                        118   4/1/2016               1st
     144             $2,597,966                        119   5/1/2016               1st
     146             $2,530,537                        118   4/1/2016               1st
     147             $2,495,178                        118   4/1/2016               1st
     148             $2,493,063                        117   3/1/2016               1st
     150             $2,389,844                        116   2/1/2016               1st
     151             $2,198,190                        119   5/1/2016               1st
     152             $2,032,243                        118   4/1/2016               1st
     153             $2,026,365                        118   4/1/2016               1st
     154             $2,000,000                        118   4/1/2016               1st
     155             $1,996,140                        118   4/1/2016               1st
     156             $1,991,315                        116   2/1/2016               1st
     157             $1,700,439                        118   4/1/2016               1st
     158             $1,555,000                        119   5/1/2016               1st
     159             $1,372,302                        116   2/1/2016               1st
     160             $1,092,474                        178   4/1/2021               1st
                 $2,087,466,448

Sequence   Monthly Payment   Administrative Fee Rate(3)   Primary Servicing Fee Rate   Master Servicing Fee Rate
--------   ---------------   --------------------------   --------------------------   -------------------------
       1        $1,239,382                        0.021%                       0.010%                      0.010%
       2          $822,426                        0.021%                       0.010%                      0.010%
       3          $739,475                        0.021%                       0.010%                      0.010%

     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
     4.9
     4.1
    4.11
    4.12
       4          $854,559                        0.021%                       0.010%                      0.010%

       5          $491,609                        0.021%                       0.010%                      0.010%
       7          $560,766                        0.021%                       0.010%                      0.010%
       8          $508,384                        0.021%                       0.010%                      0.010%
      10          $377,287                        0.021%                       0.010%                      0.010%
      11          $404,375                        0.021%                       0.010%                      0.010%
      12          $248,282                        0.021%                       0.010%                      0.010%
      13          $189,886                        0.021%                       0.010%                      0.010%
      14          $279,737                        0.021%                       0.010%                      0.010%
      15          $253,444                        0.021%                       0.010%                      0.010%
      17          $236,513                        0.041%                       0.030%                      0.010%
      18          $161,417                        0.021%                       0.010%                      0.010%
      20          $183,820                        0.021%                       0.010%                      0.010%
      21          $166,117                        0.021%                       0.010%                      0.010%

    22.1
    22.2
      22          $158,498                        0.021%                       0.010%                      0.010%

      23          $162,185                        0.021%                       0.010%                      0.010%
      29          $132,461                        0.021%                       0.010%                      0.010%
      30          $121,068                        0.021%                       0.010%                      0.010%
      31          $117,550                        0.021%                       0.010%                      0.010%
      32          $115,933                        0.021%                       0.010%                      0.010%
      33          $107,128                        0.061%                       0.050%                      0.010%
      34           $96,628                        0.021%                       0.010%                      0.010%
      35           $95,646                        0.021%                       0.010%                      0.010%
      36           $92,378                        0.021%                       0.010%                      0.010%
      38           $85,759                        0.021%                       0.010%                      0.010%
      40           $88,058                        0.021%                       0.010%                      0.010%
      42           $77,397                        0.021%                       0.010%                      0.010%

    43.1
    43.2
      43           $75,939                        0.041%                       0.030%                      0.010%

      44           $75,022                        0.021%                       0.010%                      0.010%
      45           $69,787                        0.021%                       0.010%                      0.010%
      46           $72,762                        0.021%                       0.010%                      0.010%
      47           $76,121                        0.021%                       0.010%                      0.010%
      49           $68,802                        0.021%                       0.010%                      0.010%
      50           $64,097                        0.021%                       0.010%                      0.010%
      51           $63,301                        0.021%                       0.010%                      0.010%
      52           $51,609                        0.021%                       0.010%                      0.010%
      54           $63,037                        0.041%                       0.030%                      0.010%
      55           $62,194                        0.021%                       0.010%                      0.010%
      57           $45,828                        0.021%                       0.010%                      0.010%
      58           $46,385                        0.021%                       0.010%                      0.010%

      61           $40,711                        0.021%                       0.010%                      0.010%
      62           $18,451                        0.021%                       0.010%                      0.010%

      63           $59,794                        0.041%                       0.030%                      0.010%
      64           $42,226                        0.021%                       0.010%                      0.010%
      65           $52,877                        0.041%                       0.030%                      0.010%
      66           $42,378                        0.021%                       0.010%                      0.010%
      68           $50,053                        0.041%                       0.030%                      0.010%

    69.1
    69.2
    69.3
      69           $44,859                        0.021%                       0.010%                      0.010%
      70            $3,286                        0.021%                       0.010%                      0.010%

      71           $46,583                        0.041%                       0.030%                      0.010%

      73           $37,938                        0.071%                       0.060%                      0.010%
      74           $11,695                        0.091%                       0.080%                      0.010%

      76           $55,439                        0.041%                       0.030%                      0.010%
      77           $44,970                        0.071%                       0.060%                      0.010%
      78           $44,154                        0.041%                       0.030%                      0.010%
      81           $43,508                        0.041%                       0.030%                      0.010%

    82.1
    82.2
    82.3
      82           $40,104                        0.071%                       0.060%                      0.010%

      83           $41,461                        0.041%                       0.030%                      0.010%
      85           $39,351                        0.071%                       0.060%                      0.010%
      86           $38,478                        0.081%                       0.070%                      0.010%
      87           $36,949                        0.021%                       0.010%                      0.010%

      88           $24,560                        0.021%                       0.010%                      0.010%
      89           $13,453                        0.021%                       0.010%                      0.010%

      92           $35,327                        0.041%                       0.030%                      0.010%

      95           $34,475                        0.021%                       0.010%                      0.010%
      97           $25,025                        0.021%                       0.010%                      0.010%
      98           $30,899                        0.021%                       0.010%                      0.010%

      99           $19,380                        0.081%                       0.070%                      0.010%
     100           $11,745                        0.091%                       0.080%                      0.010%

     101           $30,360                        0.021%                       0.010%                      0.010%
     102           $30,181                        0.021%                       0.010%                      0.010%
     103           $35,381                        0.021%                       0.010%                      0.010%
     104           $30,315                        0.021%                       0.010%                      0.010%
     105           $29,892                        0.021%                       0.010%                      0.010%
     108           $29,602                        0.041%                       0.030%                      0.010%
     109           $27,632                        0.041%                       0.030%                      0.010%
     111           $27,761                        0.071%                       0.060%                      0.010%
     113           $25,771                        0.021%                       0.010%                      0.010%
     115           $25,866                        0.041%                       0.030%                      0.010%
     116           $24,729                        0.021%                       0.010%                      0.010%
     117           $25,505                        0.091%                       0.080%                      0.010%
     120           $24,673                        0.071%                       0.060%                      0.010%
     122           $23,511                        0.041%                       0.030%                      0.010%
     123           $21,000                        0.071%                       0.060%                      0.010%
     124           $20,849                        0.021%                       0.010%                      0.010%
     125           $20,637                        0.041%                       0.030%                      0.010%
     127           $20,057                        0.041%                       0.030%                      0.010%
     128           $19,922                        0.041%                       0.030%                      0.010%
     129           $19,954                        0.071%                       0.060%                      0.010%
     130           $19,111                        0.021%                       0.010%                      0.010%
     132           $22,215                        0.091%                       0.080%                      0.010%
     133           $18,560                        0.071%                       0.060%                      0.010%
     136           $17,819                        0.091%                       0.080%                      0.010%
     137           $17,627                        0.041%                       0.030%                      0.010%
     138           $18,842                        0.071%                       0.060%                      0.010%
     141           $16,263                        0.071%                       0.060%                      0.010%
     143           $15,849                        0.041%                       0.030%                      0.010%
     144           $15,953                        0.021%                       0.010%                      0.010%
     146           $15,478                        0.091%                       0.080%                      0.010%
     147           $14,607                        0.091%                       0.080%                      0.010%
     148           $14,717                        0.021%                       0.010%                      0.010%
     150           $13,965                        0.041%                       0.030%                      0.010%
     151           $13,230                        0.041%                       0.030%                      0.010%
     152           $12,156                        0.091%                       0.080%                      0.010%
     153           $12,296                        0.071%                       0.060%                      0.010%
     154           $11,963                        0.041%                       0.030%                      0.010%
     155           $11,683                        0.091%                       0.080%                      0.010%
     156           $11,463                        0.091%                       0.080%                      0.010%
     157           $11,100                        0.041%                       0.030%                      0.010%
     158            $9,782                        0.041%                       0.030%                      0.010%
     159            $9,126                        0.091%                       0.080%                      0.010%
     160            $9,173                        0.041%                       0.030%                      0.010%

Sequence   Ownership Interest   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan
--------   ------------------   --------------------------   ------------------------------   --------
       1   Fee                  No                                                      360   No
       2   Fee/Leasehold        No                                                            No
       3   Fee                  No                                                      360   No

     4.1   Fee
     4.2   Fee
     4.3   Fee
     4.4   Fee
     4.5   Fee
     4.6   Fee
     4.7   Fee
     4.8   Fee
     4.9   Fee
     4.1   Fee
    4.11   Fee
    4.12   Fee
       4   Fee                  No                                                      300   No

       5   Fee                  No                                                            No
       7   Leasehold            No                                                      360   No
       8   Fee                  No                                                      360   No
      10   Fee                  No                                                      360   No
      11   Fee                  No                                                      300   No
      12   Fee                  No                                                            No
      13   Fee                  No                                                            Yes
      14   Fee                  No                                                      360   No
      15   Fee                  No                                                      360   No
      17   Fee                  No                                                      360   No
      18   Fee                  No                                                            No
      20   Fee                  No                                                      360   No
      21   Fee                  No                                                      360   No

    22.1   Fee
    22.2   Fee
      22   Fee                  No                                                      360   No

      23   Fee                  No                                                      360   No
      29   Fee                  No                                                      360   No
      30   Fee                  No                                                      360   No
      31   Fee                  No                                                      360   No
      32   Leasehold            No                                                      360   No
      33   Fee                  No                                                      360   No
      34   Fee                  No                                                      360   No
      35   Fee                  No                                                      360   No
      36   Fee                  No                                                      360   No
      38   Leasehold            No                                                      360   No
      40   Fee                  No                                                      300   No
      42   Fee                  No                                                      360   No

    43.1   Fee
    43.2   Fee
      43   Fee                  No                                                      360   No

      44   Fee                  No                                                      336   No
      45   Fee                  No                                                      360   No
      46   Fee                  No                                                      360   No
      47   Fee                  No                                                      360   No
      49   Fee                  No                                                      360   No
      50   Fee                  No                                                      360   No
      51   Fee                  No                                                      360   No
      52   Fee                  No                                                            No
      54   Fee                  No                                                      360   No
      55   Fee                  No                                                      360   No
      57   Fee                  No                                                            No
      58   Fee                  No                                                            No

      61   Fee                  Yes - BACM 06-2 A                                       360   No
      62   Fee                  Yes - BACM 06-2 A                                       360   No

      63   Fee                  No                                                      360   No
      64   Fee                  No                                                            No
      65   Fee                  No                                                      360   No
      66   Fee                  No                                                            No
      68   Fee                  No                                                      360   No

    69.1   Fee
    69.2   Fee
    69.3   Fee
      69   Fee                  Yes - BACM 06-2 B                                       360   No
      70   Fee                  Yes - BACM 06-2 B                                       360   No

      71   Fee                  No                                                      360   No

      73   Fee                  Yes - BACM 06-2 C                                       360   No
      74   Fee                  Yes - BACM 06-2 C                                       300   No

      76   Leasehold            No                                                      240   No
      77   Fee                  No                                                      360   No
      78   Leasehold            No                                                      360   No
      81   Fee                  No                                                      360   No

    82.1   Fee
    82.2   Fee
    82.3   Fee
      82   Fee                  No                                                      360   No

      83   Fee                  No                                                      360   No
      85   Fee                  No                                                      360   No
      86   Fee                  No                                                      360   No
      87   Fee                  No                                                      360   No

      88   Fee                  Yes - BACM 06-2 D                                       360   No
      89   Fee                  Yes - BACM 06-2 D                                       360   No

      92   Fee                  No                                                      360   No

      95   Fee                  No                                                      360   No
      97   Fee                  No                                                            No
      98   Fee                  No                                                      360   No

      99   Fee                  Yes - BACM 06-2 E                                       360   No
     100   Fee                  Yes - BACM 06-2 E                                       360   No

     101   Fee                  No                                                      360   No
     102   Fee                  No                                                      360   No
     103   Fee                  No                                                      240   No
     104   Fee                  No                                                      360   No
     105   Fee                  No                                                      360   No
     108   Fee                  No                                                      360   No
     109   Fee                  No                                                      360   No
     111   Fee                  No                                                      360   No
     113   Fee                  No                                                      360   No
     115   Fee                  No                                                      360   No
     116   Fee                  No                                                      360   No
     117   Fee                  No                                                      360   No
     120   Fee                  No                                                      360   No
     122   Fee                  No                                                      360   No
     123   Fee                  No                                                      360   No
     124   Fee                  No                                                      360   No
     125   Fee                  No                                                      360   No
     127   Fee                  No                                                      360   No
     128   Fee                  No                                                      360   No
     129   Fee                  No                                                      360   No
     130   Fee                  No                                                      360   No
     132   Leasehold            No                                                      240   No
     133   Fee                  No                                                      360   No
     136   Fee                  No                                                      360   No
     137   Fee                  No                                                      360   No
     138   Fee                  No                                                      300   No
     141   Fee                  No                                                      360   No
     143   Fee                  No                                                      360   No
     144   Fee                  No                                                      360   No
     146   Fee                  No                                                      360   No
     147   Fee                  No                                                      360   No
     148   Fee                  No                                                      360   No
     150   Fee                  No                                                      360   No
     151   Fee                  No                                                      360   No
     152   Fee                  No                                                      360   No
     153   Fee                  No                                                      360   No
     154   Fee                  No                                                      360   No
     155   Fee                  No                                                      360   No
     156   Leasehold            No                                                      360   No
     157   Fee                  No                                                      300   No
     158   Leasehold            No                                                      360   No
     159   Fee                  No                                                      300   No
     160   Fee                  No                                                      180   No

Sequence   Grace Period(4)
--------   ---------------
       1
       2                 5
       3

     4.1
     4.2
     4.3
     4.4
     4.5
     4.6
     4.7
     4.8
     4.9
     4.1
    4.11
    4.12
       4

       5                 5
       7                10
       8
      10                 7
      11
      12
      13
      14                 5
      15                 5
      17                 5
      18                 5
      20                 5
      21                 5

    22.1
    22.2
      22                 5

      23                 5
      29                 5
      30                 5
      31                 5
      32
      33                 5
      34                 5
      35                 5
      36                 5
      38
      40                10
      42                 5

    43.1
    43.2
      43                 5

      44                 5
      45                 5
      46                 5
      47                 5
      49                 5
      50                 5
      51                 5
      52
      54                 5
      55
      57
      58                 5

      61                 5
      62                 5

      63                 5
      64
      65                 5
      66                 5
      68                 5

    69.1
    69.2
    69.3
      69                 5
      70                 5

      71                 5

      73                 5
      74                 5

      76                 5
      77                 5
      78                 5
      81                 5

    82.1
    82.2
    82.3
      82                 5

      83                 5
      85                 5
      86                 5
      87                 5

      88                 5
      89                 5

      92                 5

      95                 5
      97
      98                 5

      99                 5
     100                 5

     101                 5
     102                 5
     103                 5
     104                 5
     105                 5
     108                 5
     109                 5
     111                 5
     113                 5
     115                 5
     116                 5
     117                 5
     120                 5
     122                 5
     123                 5
     124                 5
     125                 5
     127                 5
     128                 5
     129                 5
     130                 5
     132                 5
     133                 5
     136                 5
     137                 5
     138                 5
     141                 5
     143                 5
     144                 5
     146                 5
     147                 5
     148                 5
     150                 5
     151                 7
     152                 5
     153                 5
     154                 7
     155                 5
     156                 5
     157                 5
     158                 5
     159                 5
     160                 5

-----------------------
1) Rates are to full precision in the "BACM2006_2.xls" file located on the computer diskette.
2) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.
3) Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.
4) For loan numbers 3219704 & 3219706 the payment grace period is 5 business days.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


        Representations and Warranties with respect to the Mortgage Loans
        -----------------------------------------------------------------

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance; provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty
            (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To Seller's knowledge there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller has been legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS


                                REPRESENTATION 4
                             Lien; Valid Assignment.

--------------------------------------------------------------------------------
181 West Madison (3400002)             As of the closing date of the related
                                       Mortgage Loan, a lien in the amount of
                                       $44,063 was due to an entity known as
                                       Bear Construction, in connection with
                                       work in the 19th floor corridor, however
                                       such amount is neither overdue nor in
                                       dispute.
--------------------------------------------------------------------------------

                                REPRESENTATION 5
                         Assignment of Leases and Rents.

--------------------------------------------------------------------------------
To the extent that the related Mortgage Loan borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.
--------------------------------------------------------------------------------

                                REPRESENTATION 7
                     Casualty; Condemnation; Encroachments.

--------------------------------------------------------------------------------
181 West Madison (3400002)            A related engineering report revealed
                                      necessary repairs to the related
                                      Mortgaged Property, and an escrow of
                                      funds was required in an amount equal to
                                      100% of the amount estimated to effect
                                      the necessary repairs.
--------------------------------------------------------------------------------

                                REPRESENTATION 14

                                   Insurance.

--------------------------------------------------------------------------------
Some Mortgage Loan documents provide that the loss of rents or income, as applicable, will be insured until the earlier of (i) completion of Restoration or, in some cases, the return of rents/income to the level which existed prior to the loss, or (ii) the expiration of twelve (12) months.
--------------------------------------------------------------------------------
The Junction (59820)                  The related Mortgaged Property is located
                                      in the State of California, however
Point 360 Media Center (59810)        seismic insurance may not be maintained.

Northpointe Office Building (59790)

Cooper House (59760)

THQ Headquarters (59740)

Crossroads - Best Buy (59734)

Crossroads - TJ Maxx (59733)

Crossroads - Linens N Things (59732)

Crossroads - PetSmart (59731)

Crossroads - Staples (59730)

Anaheim Desert Palms Hotel & Suites
(59724)

Anaheim Desert Inn & Suites (59723)

North Broadway Retail Center (59693)

North Broadway Plaza (59668)

Atlas Self Storage (59642)

Heritage Marketplace (59614)

Sports Club LA (59603)

Manthey Road-Sterling (59467)

Laguna Gateway Phase II (58693)
--------------------------------------------------------------------------------
Savannah Marriott (3400077)           The related Mortgaged Property is located
                                      in Texas, Louisiana, Mississippi,
                                      Alabama, Georgia, North Carolina or South
                                      Carolina, however windstorm insurance may
                                      not be maintained.
--------------------------------------------------------------------------------
Ford - Princeton Park (59434)         The terms of the lease with the sole
                                      tenant of the related Mortgaged Property will govern with respect to casualty proceeds, and the related Mortgage Loan documents do not specify that the mortgagee or a third party custodian acceptable to the mortgagee will have the right to hold and disburse such proceeds.

                                      The related insurance policies are
                                      required to be issued by insurance
                                      companies having a claims paying ability
                                      rating of "BBB" or better by S&P and
                                      "Baa2" by Moody's (or such other ratings
                                      promulgated from time to time by S&P and
                                      Moody's for properties and transactions
                                      similar in type and size to the related
                                      Mortgaged Property and the related
                                      Mortgage Loan) and/or a general policy
                                      rating of "A" or better and a financial
                                      class of VIII or better by A.M. Best
                                      Company, Inc.
--------------------------------------------------------------------------------
181 West Madison (3400002)            The insurance review summary indicates
                                      that Lender accepts "terrorism insurance with a reduced limit of $250,000,000".
                                      Pursuant to the Loan Agreement, the
                                      related Borrower is required to maintain terrorism coverage in an amount equal to the lesser of (i) 100% of the full replacement cost of the related Mortgaged
                                      Property and (ii) the amount that can be obtained at a cost not to exceed $262,000 per year.

                                      Insurance coverage required by the
                                      related Loan Agreement must be issued by
                                      financially sound and responsible
                                      insurance companies having the following
                                      claims paying ability:  for the coverages
                                      referenced in Sections 8.1 (a)(i), (iii),
                                      (viii) and (x) of the Loan Agreement, (A)
                                      sixty percent (60%) of the insurance
                                      coverage must be provided by insurance
                                      carriers with a rating of "AA" or better;
                                      (B) thirty percent (30%) of the insurance
                                      coverage (exclusive of that in Section
                                      8.1 (b)(i)(A) must be provided by
                                      insurance carriers with a rating of "BB"
                                      or better; and (C) up to ten percent
                                      (10%) of the insurance coverage may be
                                      provided by insurance carriers that are
                                      not rated by S&P, provided, however, such
                                      carriers shall have an A.M. Best Company,
                                      Inc. (Best) claims paying ability of "A"
                                      or better and a financial size category
                                      of not less than "X".
--------------------------------------------------------------------------------
Two Rockledge Centre (59711)          The terrorism insurance premium is capped
                                      at $169,000 per year.
--------------------------------------------------------------------------------
277 Park Avenue (59147)               The issuers of the insurance policies
                                      required by the related Loan Agreement
                                      shall give written notice to the lender
                                      if the insurance policies have not been
                                      renewed three (3) days prior to
                                      expiration.
--------------------------------------------------------------------------------

                                REPRESENTATION 17
                              Local Law Compliance.

--------------------------------------------------------------------------------
Parkway Woods (59664)                    The zoning report notes several
                                         missing permits which are required to
                                         be obtained pursuant to the related
                                         post-closing agreement.
--------------------------------------------------------------------------------

                                REPRESENTATION 18
                             Leasehold Estate Only.

--------------------------------------------------------------------------------
Faneuil Hall (3400081)                   The Mortgagor's interest in the
                                         related ground lease may be mortgaged
                                         to the trustee of the securitization
                                         or to an Institutional Lender.  An
                                         Institutional Lender means a
                                         commercial bank, trust company, mutual
                                         savings bank, savings and loan
                                         association, life insurance company,
                                         pension trust fund, mortgage or real
                                         estate investment trust having a
                                         minimum paid-in capital of one million
                                         dollars or other financial institution
                                         commonly known as an "Institutional
                                         Lender".
--------------------------------------------------------------------------------
Twin City Town Center (58148)            The related ground lease provides as
                                         follows:  To the extent required by
                                         the Federal Aviation Administration
                                         (FAA), all subleases are subject to
                                         FAA approval.  The related ground
                                         lessor is the Chehalis-Centralia
                                         Airport Governing Board and subject to
                                         regulation by the FAA.
--------------------------------------------------------------------------------

                                REPRESENTATION 20
                              Advancement of Funds.

--------------------------------------------------------------------------------
Two Rockledge Centre (59711)  The Mortgaged Property is owned by the owner of the related Borrower and such Borrower executed
                              the related Mortgage Note and Loan Agreement.
                              The related Mortgage Loan is secured by an
                              Indemnity Guaranty and an Indemnity Deed of
                              Trust, Assignment of Leases and Rents, Security
                              Agreement and Fixture Filing, which documents
                              have been executed by the owner of the related
                              Borrower.  This structure is known as an
                              Indemnity Deed of Trust, which is specific to the
                              State of Maryland.
--------------------------------------------------------------------------------
Hoods Crossroads Shopping     Under the terms of the related Loan Agreement, in
Center (59781)                the event the related Mortgage Loan becomes
                              subject to a cash management event related to the
                              tenant at the related Mortgaged Property, known
                              as Food Lion, the Borrower under the
                              cross-collateralized Long Shoals Storage Mortgage
                              Loan is required to set up a lockbox account for
                              the Long Shoals Storage Mortgaged Property and
                              all monies from such lockbox account will be
                              distributed to the related Borrower's sole
                              member, who shall then distribute such monies
                              into the Food Lion TI/LC reserve established in
                              the related Loan Agreement.
--------------------------------------------------------------------------------

                                REPRESENTATION 21
        No Equity Interest, Equity Participation or Contingent Interest.

--------------------------------------------------------------------------------
Raymond Apartment Properties (59649)

Northpointe Office Building (59790)

Raymond Properties- 222 Northfield     The monthly payments on the related
Road (59648)                           Mortgage Loan are interest-only for 1
                                       year.
Columbia Trails Apartments (58608)

Avalon Apartments (58607)
--------------------------------------------------------------------------------
Heritage Marketplace Murrieta (59614)  The monthly payments on the related
                                       Mortgage Loan are interest-only for 2
Summerfield Crossings (59083)          years.
--------------------------------------------------------------------------------
Club at Lake Jackson Apartments
(59778)

Desert Passage (59264)
                                       The monthly payments on the related
Sherwood Apartments &Winding Wood      Mortgage Loan are interest-only for 3
Apartments (59666)                     years.

National Association of Letter
Carriers Building (59803)
--------------------------------------------------------------------------------
181 West Madison (3400002)             The monthly payments on the related
                                       Mortgage Loan are interest-only for 4
TGI Friday's Plaza (59482)             years.
--------------------------------------------------------------------------------
Cooper House (59760)

Manthey Road-Sterling (59467)
                                       The monthly payments on the related
North Broadway Plaza (59668)           Mortgage Loan are interest-only for 5
                                       years.
Parkway Woods (59664)

Dominion Tower (59816)
--------------------------------------------------------------------------------
Lakewood City Commons (59807)          The monthly payments on the related
                                       Mortgage Loan are interest-only for 6
                                       years.
--------------------------------------------------------------------------------
Falcon Gateway Shopping Center (59266) The monthly payments on the related
                                       Mortgage Loan are interest-only for 7
                                       years.
--------------------------------------------------------------------------------
Belk Headquarters (59741)

Two Rockledge Centre (59711)

150 East 52nd Street (59729)

Bank of America at Avenue U (59667)

Myles Standish Plaza (59721)
                                       The monthly payments on the related
Eastland Mall (3219704)                Mortgage Loan are interest-only for the
                                       entire term thereof.
Valley Mall (3219706)

841-853 Broadway (59749)

250 Park Avenue South (59647)

160 East 84th Street (59748)

Point 360 Media Center (59810)
--------------------------------------------------------------------------------

                                REPRESENTATION 26
                              Licenses and Permits.

--------------------------------------------------------------------------------
Parkway Woods (59664)                    The zoning report notes several
                                         missing permits which are required to
                                         be obtained pursuant to the related
                                         Post-Closing Agreement.
--------------------------------------------------------------------------------

                                REPRESENTATION 28
                        Releases of Mortgaged Properties.

--------------------------------------------------------------------------------
Bon-Ton Department Stores          The related Mortgage Loan documents permit
Portfolio (59814)                  the related mortgagee to substitute an
                                   individual Mortgaged Property for one or
                                   more properties of like kind and quality
                                   upon the satisfaction of certain conditions
                                   set forth in the related Mortgage Loan
                                   documents.
--------------------------------------------------------------------------------
Faneuil Hall (3400081)             The related borrower may obtain the release
                                   of an individual parcel subject to, without limitation, the following conditions: (a) the released parcel is not necessary for the borrower's operation or use of the remaining portion of the Mortgaged Property; (b) no event of default exists; (c) after giving effect to the release, the absence of any adverse effect on the debt-service-coverage ratio; and (d) the released parcel is non-income producing and (A) vacant and unimproved or (B) improved, upon prior written consent by the mortgagee. The substitution of another parcel in conjunction with such a release is permitted subject to, without limitation, satisfaction of the conditions required for a release with respect to the released parcel and the substitute parcel.

                                   The related Borrower is permitted to make
                                   certain minor lot line adjustments subject
                                   to such Borrower's compliance with items in
                                   Section 2.15 of the related Loan Agreement.
--------------------------------------------------------------------------------
Eastland Mall (3219704)            The related may, on a one-time basis, obtain
                                   a release of the lien of the mortgage
                                   encumbering the related Mortgaged Property
                                   ("Release Property") by substituting
                                   therefore another retail property of like
                                   kind and quality acquired by such Borrower
                                   (the "New Property").  In addition, any such
                                   substitution is subject to, without
                                   limitation, the following conditions
                                   precedent: (a) the related sponsor or an
                                   affiliate controls the related Borrower; (b)
                                   no event of default exists (other than an
                                   event of default which would be cured by the
                                   substitution of the New Property); (c)
                                   receipt by the mortgagee of a FIRREA
                                   appraisal of the New Property dated no more
                                   than 180 days prior to the substitution by a
                                   national appraisal firm, indicating that the
                                   fair market value of the New Property is not
                                   less than one hundred ten percent of the
                                   greater of (i) the appraised value of the
                                   Release Property and (ii) the fair market
                                   value of the Release Property as of the date
                                   immediately preceding the substitution; and
                                   (d) the mortgagee will receive confirmation
                                   from the rating agencies that such
                                   substitution will not result in a downgrade,
                                   withdrawal or qualification of any ratings
                                   issued, or to be issued, in connection with
                                   a securitization involving the related
                                   Mortgage Loan.
--------------------------------------------------------------------------------
Valley Mall (3219706)              The related may, on a one-time basis, obtain
                                   a release of the lien of the mortgage
                                   encumbering the related Mortgaged Property
                                   ("Release Property") by substituting
                                   therefore another retail property of like kind and quality acquired by such Borrower
                                   (the "New Property"). In addition, any such substitution is subject to, without limitation, the following conditions precedent: (a) the related sponsor or an affiliate controls the related Borrower; (b) no event of default exists (other than an event of default which would be cured by the substitution of the New Property); (c) receipt by the mortgagee of a FIRREA appraisal of the New Property dated no more than 180 days prior to the substitution by a national appraisal firm, indicating that the fair market value of the New Property is not less than one hundred ten percent of the greater of (i) the appraised value of the Release Property and (ii) the fair market value of the Release Property as of the date immediately preceding the substitution; and
                                   (d) the mortgagee will receive confirmation from the rating agencies that such substitution will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the related
                                   Mortgage Loan.

                                   The related Borrower is also permitted to
                                   release the "Peebles Parcel" at any time and
                                   for no consideration, however such parcel
                                   was not assigned value in underwriting the
                                   related Mortgage Loan.
--------------------------------------------------------------------------------

                                REPRESENTATION 29
                                   Defeasance.

--------------------------------------------------------------------------------
With respect to certain of the Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.
--------------------------------------------------------------------------------
Valley Mall (3219706)                  The Mortgage Loan has a Cut-off Date
                                       Balance equal to or greater than
                                       $20,000,000, however the Mortgage Loan
                                       documents do not require confirmation
                                       from the Rating Agency that exercise of
                                       the defeasance option will not cause a
                                       downgrade or withdrawal of the rating
                                       assigned to any securities backed by the
                                       Mortgage Loan.
--------------------------------------------------------------------------------

                                REPRESENTATION 35
                             Single-Purpose Entity.

--------------------------------------------------------------------------------
The mortgage lender typically does not require that a borrower have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.
--------------------------------------------------------------------------------
Two Rockledge Centre (59711)   The related Mortgaged Property is owned by the
                               owner of the related Borrower and such Borrower
                               executed the related Mortgage Note and Loan
                               Agreement.  The related  Mortgage Loan is
                               secured by an Indemnity Guaranty and an
                               Indemnity Deed of Trust, Assignment of Leases
                               and Rents, Security Agreement and Fixture
                               Filing, which documents have been executed by
                               the owner of the related Borrower.  This
                               structure is known as an Indemnity Deed of
                               Trust, which is specific to the State of
                               Maryland.
--------------------------------------------------------------------------------
Laguna Gateway Phase II        The related Borrower did not have an outside
(58693)                        independent director or member as of the closing
                               date of the related Mortgage Loan.  The cut-off
                               date balance of the related Mortgage Loan is
                               $33,570,735.42.
--------------------------------------------------------------------------------
Anaheim Desert Inn & Suites    The Borrowers for these Mortgage Loans are
(59723)                        affiliates, however a non-consolidation opinion
                               was not required.


Anaheim Desert Palms Hotel &
Suites (59724)
--------------------------------------------------------------------------------

                                REPRESENTATION 40
                              Operating Statements.

--------------------------------------------------------------------------------
Some Mortgage Loan documents provide that annual financial statements will be audited by an independent accountant upon the request of the holder of the Mortgage Loan only following the occurrence of an event of default under such Mortgage Loan documents or only if financial statements are not delivered in a timely fashion.
--------------------------------------------------------------------------------
Moody Courtyard by Marriott           The original principal balance of the
Nashville (59570)                     related Mortgage Loan was greater than
                                      $20 million, however annual financial
Belk Headquarters (59741)             statements are not required to be audited
                                      by an independent certified public
Valley Mall (3219706)                 accountant.

Eastland Mall (3219704)
--------------------------------------------------------------------------------
Moody Courtyard by Marriott           Financial statements are required only
Nashville (59570)                     from the sponsor tenant in common and any
                                      tenant in common owning more than 20% of the related Mortgaged Property.

--------------------------------------------------------------------------------

                                REPRESENTATION 42
                              Separate Tax Parcels.

--------------------------------------------------------------------------------
181 West Madison (3400002)             The portion of the related Mortgaged
                                       Property falling in the north half of the
                                       18 foot public alley lying south of
                                       sub-lots 1, 2 and 12 of the related
                                       Mortgaged Property is not taxed and has
                                       no tax number, and therefore is not
                                       covered by the separate tax lot
                                       endorsement attached to the related title
                                       policy.
--------------------------------------------------------------------------------
Twin City Town Center (58148)          The related Mortgaged Property does not
                                       constitute a separate tax lot. However,
                                       as the underlying fee interest is owned
                                       by a government entity, the related
                                       Mortgage Property is exempt from real
                                       estate property taxes. The related Loan
                                       Agreement and Ground Lessor Estoppel
                                       require the fee owner to divide the
                                       property into separate tax lots, such
                                       that the related Mortgaged Property will
                                       then constitute a separate tax lot prior
                                       to any sale of the underlying fee
                                       interest which would result in a loss of
                                       the related Mortgaged Property's
                                       tax-exempt status.
--------------------------------------------------------------------------------

                                REPRESENTATION 44
                        Fee Simple or Leasehold Interest.

--------------------------------------------------------------------------------
Two Rockledge Centre (59711)  The related Mortgaged Property is owned by the owner of the related Borrower and such Borrower executed the related Mortgage Note and Loan Agreement. The related Mortgage Loan is secured by an Indemnity Guaranty and an Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, which documents have been executed by the owner of the related Borrower. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.
--------------------------------------------------------------------------------

                                  SCHEDULE IIA

                           BACM 2006-2 SECURITIZATION

                  REP EXCEPTIONS FOR THE BRIDGER MORTGAGE LOANS

Exception 6 - Mortgage Status; Waivers and Modifications

      The Mortgage Notes with respect to the Solon Place Apartments and Kaufman Place Apartments Mortgage Loans are being modified and, in each case, the written instrument evidencing such modification will be delivered to the Purchaser or its designee as a part of the related Mortgage File.

Exception 12 - Environmental Conditions

      With respect to the Regency Plaza Central Avenue Mortgage Loan, a Phase II environmental site assessment ("ESA") conducted in March 2005 identified the continued persistence of chlorinated organic constituents above the Ohio VAP Generic Unrestricted Potable Use Standards at sample locations. The ESA indicated that additional data must be collected to identify the source of the chlorinated organic constituents and evaluate relevant possible exposure pathways to proceed toward the preparation of a "no further action" letter. An environmental consulting firm was retained to investigate the extent of impact, perform a risk evaluation and obtain a "no further action" letter. The scope of work does not provide for active or passive remediation but does include an evaluation of potential risk pathways (including vapor intrusion), which risk evaluation may indicate a need for establishing engineering controls or effecting deed restrictions. The scope of work also includes assisting the Borrower with the preparation of related documents. The estimated costs for such services was $65,850 and an environmental reserve of $82,313 (125%) was established at the closing of the Mortgage Loan, which reserve will be disbursed upon the satisfaction of certain conditions, including (i) the lender's receipt of a "no further action" letter and (ii) the absence of any default under the Mortgage Loan documents.

Exception 14 - Insurance

      With respect to the following Mortgage Loans, the related all-risk insurance policy and business interruption policy exclude acts of terrorism from coverage: Northway Shopping Center; Clearwater Self Storage; Discount Mini Storage North; National Storage Center-Vancouver; Kendall Square Mall; and Centro Cubano Shopping Center.

      With respect to the GE Warehouse Building Mortgage Loan, the related hazard insurance policy is maintained by the tenant and indicates Bridger Commercial Funding LLC, the originator of such Mortgage Loan, as an additional insured thereunder, but such insurance policy (i) does not currently contain a standard mortgagee clause for the benefit of the "holder of the related Mortgage, its successors and assigns, as mortgagee," and (ii) accordingly, does not generally afford the "mortgagee" thirty (30) days' prior written notice of a termination of such policy or a reduction in the amount of coverage provided thereunder.

Exception 18 - Leasehold Estate Only

      With respect to the Kendall Square Mall Mortgage Loan:

            (i) the Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease; and

            (ii) the Ground Lease may not be materially amended or modified without the prior consent of the mortgagee under the Mortgage Loan so long as no default under the Ground Lease exists that has not been cured within the applicable period set forth in the Ground Lease, and the Ground Lease provides that only material amendments or modifications are not binding on the mortgagee, its successors or assigns, without its consent.

      With respect to the Titan Facility Mortgage Loan:

            (i) the Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease;

            (ii) the Ground Lease does not require the lessor to enter into a new lease with a mortgagee upon termination of the Ground Lease as a result of any default or as a result of a rejection of the Ground Lease in a bankruptcy proceeding involving the related Borrower;

            (iii) under the terms of the Ground Lease and the Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied to the repair or restoration of all or part of the Mortgaged Property, but the Ground Lease does not specifically provide that the mortgagee (or a trustee appointed by the mortgagee) has the right to hold and disburse such proceeds as the repair or restoration progresses (although the Mortgage provides that casualty insurance proceeds will be paid to the mortgagee and applied first to payment of the mortgagee's expenses in settling any such insurance claims and then to the repair or restoration of the Mortgage Property); and

            (iv) the Ground Lease does not provide that it may not be amended or modified without the prior consent of the mortgagee under the Mortgage Loan or that any such action without such consent would not be binding on the mortgagee, its successors, or assigns.

      With respect to The Shops on Sedona Row Mortgage Loan:

            (i) the Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease;

            (ii) the Ground Lease requires the lessor thereunder to "enter into negotiations for a new lease" with a mortgagee upon termination of the Ground Lease as a result of any default or as a result of a rejection of the Ground Lease in a bankruptcy proceeding (but if the Ground Lease is terminated by operation of law or by reason of being disaffirmed by a receiver, liquidator or trustee for the Borrower or its property, the Ground Lease will be automatically reinstated with the mortgagee or its designee for the remainder of the term of the Ground Lease, effective as of the date of such termination, at the same rent, and upon the same terms, provisions, covenants and agreements, as contained in the Ground Lease and subject to the rights, if any, of any parties then in possession of any part of the Mortgaged Property); and

            (iii) the Ground Lease may not be amended or modified without the prior consent of the mortgagee under the Mortgage Loan, but only such actions constituting material amendments or modifications are not binding on such mortgagee without its consent.

Exception 23 - Other Mortgage Liens

      The Mortgaged Property securing the Solon Place Apartments Mortgage Loan is encumbered by a junior mortgage lien ($280,000).

      The Mortgaged Property securing The Shops on Sedona Row Mortgage Loan is encumbered by a junior mortgage lien ($95,000).

      The Mortgaged Property securing the Kaufman Place Apartments Mortgage Loan is encumbered by a junior mortgage lien ($75,000).

      In connection with the origination of the Westgate Self Storage Mortgage Loan, the Seller learned that the Mortgaged Property securing the Mortgage Loans may be encumbered by a lien in favor the United States for unpaid federal estate taxes. The Seller discovered no evidence of a related lien filing against the Mortgage Property but, as a precaution, obtained from the Internal Revenue Service and recorded a Certificate of Subordination of Federal Tax Lien.

Exception 34 - Due-on-Sale

      The tenant-in-common agreements with respect to the Cranberry Business Center Mortgage Loan provide that if tenants-in-common owning at least 60% of the interests in the Mortgaged Property (the "Approving TICs") vote to approve a decision requiring unanimous consent, then each tenant-in-common that voted against such decision (the "Dissenting TICs") must take one of the following actions: (i) change its vote to approve such decision and thus become an Approving TIC; (ii) sell its interest in the Mortgaged Property to any Approving TIC(s) that have exercised an option to purchase such Dissenting TIC's interest; or (iii) purchase each Approving TIC's interest in the Mortgaged Property. The purchase price for the options described in clauses (ii) and (iii) is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

Exception 41 - Servicing Rights

Servicing rights have been granted as follows:

        Loan                                      Servicer
        ----                                      --------

        Archer and Central Plaza                  Capstone Realty Advisors
        Broadmoor Trotwood                        Capstone Realty Advisors
        Broadway Festival Plaza                   Capstone Realty Advisors
        Emily Drive Retail                        Capstone Realty Advisors
        FedEx Warehouse Building                  Capstone Realty Advisors
        GE Warehouse Building                     Capstone Realty Advisors
        Heathrow Center                           Capstone Realty Advisors
        Novi Industrial                           Capstone Realty Advisors
        Westgate Self Storage                     Capstone Realty Advisors
        Kaufman Place                             Collateral  Mortgage Capital
        Solon Place Apartment Homes               Collateral  Mortgage Capital
        Centro Cubano Shopping Center             Collateral Mortgage Capital
        Clearwater Self Storage                   Collateral Mortgage Capital
        Discount Mini Storage North               Collateral Mortgage Capital
        Kendall Square Mall                       Collateral Mortgage Capital
        Northway Shopping Center                  Collateral Mortgage Capital
        University Woods Apartments               Collateral Mortgage Capital
        Alico Storage                             Laureate Capital LLC
        Donnelly Gardens                          Laureate Capital LLC
        North Wake Mini Storage                   Laureate Capital LLC
        Peachtree Street Office                   Laureate Capital LLC
        Suffolk Tower                             Laureate Capital LLC
        Thomas Grace Plaza                        Laureate Capital LLC
        Arden Medical Office Building             Midland Loan Services, Inc.
        Brookfield-Pelham Roll up                 Midland Loan Services, Inc.
        Carib Villas                              Midland Loan Services, Inc.
        Chelsea Lane Apartments                   Midland Loan Services, Inc.
        Cousteau Place                            Midland Loan Services, Inc.
        Cranberry Business Center                 Midland Loan Services, Inc.
        Eastland Communities                      Midland Loan Services, Inc.
        Freehold Business Park                    Midland Loan Services, Inc.
        Gateway Retail Center                     Midland Loan Services, Inc.
        Greenhouse Square                         Midland Loan Services, Inc.
        High Pointe 2                             Midland Loan Services, Inc.
        Lockaway Storage-Riverside                Midland Loan Services, Inc.
        Miramar Galleria                          Midland Loan Services, Inc.
        National Storage Center-Vancouver         Midland Loan Services, Inc.
        Oak Meadows Apartments                    Midland Loan Services, Inc.
        Parkway Medical Center                    Midland Loan Services, Inc.
        Regency Plaza Central Ave.                Midland Loan Services, Inc.
        River Oaks                                Midland Loan Services, Inc.
        Secured Storage Vegas                     Midland Loan Services, Inc.
        Sovereign Bank-Newington                  Midland Loan Services, Inc.
        Super Storage                             Midland Loan Services, Inc.
        Sutton Street                             Midland Loan Services, Inc.
        The Shops on Sedona Row                   Midland Loan Services, Inc.
        Titan Facility                            Midland Loan Services, Inc.
        Ventura Plaza Apartments                  Midland Loan Services, Inc.
        Windmill Center                           Midland Loan Services, Inc.


Exception 44 - Fee Simple or Leasehold Interests

      With respect to the Titan Facility Mortgage Loan, the Borrower has an interest in the Mortgaged Property securing the Mortgage Loan as the assignee of a beneficial interest in a trust, the trustee of which is the owner of the leasehold estate in the Mortgaged Property and the improvements thereon.

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The following Mortgage Loans are the Bridger Mortgage Loans:

Alico Storage
Archer and Central Plaza
Arden Medical Office Building
Broadmoor Trotwood
Broadway Festival Plaza
Brookfield-Pelham Roll up
Carib Villas
Centro Cubano Shopping Center
Chelsea Lane Apartments
Clearwater Self Storage
Cousteau Place
Cranberry Business Center
Discount Mini Storage North
Donnelly Gardens
Eastland Communities
Emily Drive Retail
FedEx Warehouse Building
Freehold Business Park
Gateway Retail Center
GE Warehouse Building
Greenhouse Square
Heathrow Center
High Pointe 2
Kaufman Place
Kendall Square Mall
Lockaway Storage-Riverside
Miramar Galleria
National Storage Center-Vancouver
North Wake Mini Storage
Northway Shopping Center
Novi Industrial
Oak Meadows Apartments
Parkway Medical Center
Peachtree Street Office
Regency Plaza Central Avenue
River Oaks
Secured Storage Vegas
Solon Place Apartment Homes
Sovereign Bank-Newington
Suffolk Tower
Super Storage
Sutton Street
The Shops on Sedona Row
Thomas Grace Plaza
Titan Facility
University Woods Apartments
Ventura Plaza Apartments
Westgate Self Storage
Windmill Center